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                                                                     EXHIBIT 10


                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Condensed Financial Information" and "Independent Auditors" and to the use of our report on Security First Life Separate Account A dated March 29, 1995 and our report on Security First Insurance Company dated February 9, 1996 in the Registration Statement (Form N-4 Post-Effective Amendments No. 24 under the Securities Act of 1933 and No. 70 under the Investment Company Act of 1940) contained in the Statement of Additional Information.



                                       /s/ ERNST & YOUNG LLP
                                           ERNST & YOUNG LLP


Los Angeles, California
March 1, 1996